FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1998

At a meeting to be held on March 22, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999, except Proposal 5, which will occur on or after April, 23, 1999. Shareholders will be notified if any of these changes are not approved.

Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

(1)  To elect seven Trustees.

(2)  To ratify the selection of the Trust's independent auditors.

(3) To make non-fundamental the Trust's fundamental investment policy regarding acquiring voting securities.

(4) To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

(5) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Short-Term U.S. Government Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                January 21, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313905101
G02546-02 (1/99)